FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 15, 2001 and entered into by and among LAS VEGAS SANDS, INC. ("LVSI"), a Nevada corporation, and VENETIAN CASINO RESORT, LLC ("Venetian"), a Nevada limited liability company, as joint and several obligors (each of LVSI and Venetian, a "Borrower" and, collectively, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), THE BANK OF NOVA SCOTIA ("Scotiabank"), as administrative agent for Lenders (in such capacity, the "Administrative Agent"), Scotiabank and GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Joint-Lead Arrangers (each of GSCP and Scotiabank in such capacity an "Arranger" and together, the "Arrangers") and GSCP as syndication agent (in such capacity, "Syndication Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 14, 2000, by and among Borrowers, Lenders, Administrative Agent, Arrangers and Syndication Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, at the request of the Borrowers, Lenders have agreed to amend the Credit Agreement to extend the Revolving Loan Commitment Termination Date until September 15, 2001;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:



SECTION 1. AMENDMENT TO SECTION 1: DEFINITION OF REVOLVING LOAN COMMITMENT TERMINATION DATE

     Section 1.1 of the Credit Agreement is hereby amended by deleting the date "March 15, 2001" contained in the definition of Revolving Loan Commitment Termination Date and substituting therefore the date "September 15, 2001".

SECTION 2.        THE BORROWERS' REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          (i) each Borrower has all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement");

          (ii) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or limited liability company action on the part of the Borrowers;

          (iii) the execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrowers or any of their respective Subsidiaries, the Certificate or Articles of Incorporation, Bylaws, limited liability company agreement or other organizational documents of the Borrowers or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrowers or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or any of it property or assets is bound or to which it may be subject (each such indenture, mortgage, deed of trust, credit agreement, loan agreement, material agreement, contract or instrument, a "Contractual Obligation"),
     (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries;

          (iv) the execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

          (v) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrowers and are the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

          (vi) the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the First Amendment Effective Date (as defined below) to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

          (vii) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

     Section  1  of  this  Amendment  shall  become   effective  only  upon  the
satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

A. On or before the First Amendment Effective Date, each Borrower shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

     (i) An Officer's Certificate of such Borrower certifying that (i) the Certificate or Articles of Incorporation or Certificate of Limited Liability Company or other organizational document, as applicable, of such Borrower, and (ii) the Bylaws or Operating Agreement or other organizational document, as applicable, of such Borrower, in each case, as delivered to Administrative Agent on the Restatement Closing Date, are in full force and effect and have not been amended or modified in any respect since the Restatement Closing Date;

     (ii) Resolutions of its Board of Directors or other authorizing body or Person approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment;

     (iii) Signature and incumbency certificates of the officers of such Borrower executing this Amendment; and

     (iv) Executed originals of this Amendment from the Borrowers, Sheldon G. Adelson and the other Loan Parties.

B. Opinion of Counsel. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Paul, Weiss, Rifkind, Wharton & Garrison counsel for the Borrowers, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date, with respect to the enforceability of the Amended Agreement and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

SECTION 4.        ACKNOWLEDGEMENTS AND CONSENTS

     Each of the undersigned Loan Parties and Sheldon G. Adelson hereby acknowledges that they have reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations and that such Loan Documents are in full force and effect and are hereby confirmed and ratified in all respects. Sheldon G. Adelson hereby confirms that the Adelson Completion Guaranty, the Adelson Intercreditor Agreement and the Adelson Subordination Agreement (each an "Adelson Agreement" and collectively, the "Adelson Agreements") are in full force and effective, that the Obligations continue to constitute "Obligations" under and as defined in each Adelson Agreement, that the Obligations continue to benefit from the subordination and intercreditor arrangements created under the Adelson Intercreditor Agreement and the Adelson Subordination Agreement and ratifies and confirms each Adelson Agreement.

SECTION 5.        MISCELLANEOUS

A.   Reference  to and  Effect  on the  Credit  Agreement  and  the  Other  Loan
     Documents.

     (i) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. The Borrowers acknowledge that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon (i) the execution of a counterpart hereof by the Borrowers, the Lenders whose signature page is set forth below, Sheldon G. Adelson and each of the other Loan Parties and receipt by Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) receipt by Administrative Agent from the Borrowers, for the ratable benefit of the Lenders executing a counterpart hereof on or before 5:00 p.m. (EDT) on March 12, 2001 (the "Consenting Lenders"), an amendment fee equal to 0.05% of the sum as of such date of: (x) the aggregate Revolving Loan Commitments of the Consenting Lenders; (y) the aggregate outstanding principal amount of the Tranche A Term Loans of the Consenting Lenders and (z) the aggregate outstanding principal amount of the Tranche B Term Loans of the Consenting Lenders. Section 1 of this Amendment shall become effective only in the manner set forth in Section 3 of this Amendment.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                  BORROWERS:
                                            LAS VEGAS SANDS, INC.

                                            By:      /s/ David Friedman
                                                     ---------------------------
                                                     Name:  David Friedman
                                                     Title: Secretary



                                            VENETIAN CASINO RESORT, LLC

                                            By:      Las Vegas Sands, Inc.
                                                     its managing member

                                            By:      /s/ David Friedman
                                                     ---------------------------
                                                     Name:  David Friedman
                                                     Title: Secretary




                  LOAN PARTIES:
                  (for purposes of Section 4 only)

                                         MALL INTERMEDIATE HOLDING COMPANY, LLC

                                            By:      Venetian Casino Resort,
                                                     LLC, its sole member

                                            By:      Las Vegas Sands, Inc., its
                                                     managing member

                                            By:      /s/ David Friedman
                                                     ---------------------------
                                                     Name:  David Friedman
                                                     Title: Secretary

                                        LIDO INTERMEDIATE HOLDING COMPANY, LLC


                                            By:      Venetian Casino Resort,
                                                     LLC, its sole member

                                            By:      Las Vegas Sands, Inc., its
                                                     managing member

                                            By:      /s/ David Friedman
                                                     ---------------------------
                                                     Name:  David Friedman
                                                     Title: Secretary



                                       GRAND CANAL SHOPS MALL CONSTRUCTION, LLC


                                            By:      Venetian Casino Resort,
                                                     LLC, its sole member

                                            By:      Las Vegas Sands, Inc., its
                                                     managing member


                                            By:      /s/ David Friedman
                                                     ---------------------------
                                                     Name:  David Friedman
                                                     Title: Secretary


                                            SHELDON G. ADELSON



                                            By:      /s/ Sheldon G. Adelson
                                                     ---------------------------
                                                     Name:  Sheldon G. Adelson
                                                     Title: Director


                                            LENDERS:

                                            THE BANK OF NOVA SCOTIA,
                                            individually and as a Lender,
                                            Joint-Lead Arranger and
                                            Administrative Agent



                                            By:      /s/ Alan W. Pendergast
                                                     ---------------------------
                                                     Name:  Alan W. Pendergast
                                                     Title: Managing Director


                                            GROUP LENDERS:

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.
                                            individually and as a Lender,
                                            Joint-Lead Arranger and
                                            Syndication Agent



                                            By:      /s/ Elizabeth Fischer
                                                     ---------------------------
                                                     Authorized signatory

                                            THE INTERNATIONAL COMMERCIAL
                                            BANK OF CHINA, NEW YORK AGENCY



                                            By:      W. H. Wang
                                                     ---------------------------
                                                     Name:  W. H. Wang
                                                     Title: Asst. Vice President
                                                            & Deputy General
                                                            Manager

                                            TORONTO DOMINION (TEXAS), INC.



                                            By:      Alva J. Jones
                                                     ---------------------------
                                                     Name:  Alva J. Jones
                                                     Title: Vice President

                                            VAN KAMPEN
                                            PRIME RATE INCOME TRUST

                                            By:      Van Kampen Investment
                                                     Advisory Corp.



                                            By:      Darvin D. Pierce
                                                     ---------------------------
                                                     Name:  Darvin D. Pierce
                                                     Title: Principal

                                            ARCHIMEDES FUNDING, L.L.C.

                                            By:      ING Capital Advisors, LLC.,
                                                     as Collateral Manager



                                            By:      Wade T. Winter
                                                     ---------------------------
                                                     Name:   Wade T. Winter
                                                     Title:  CFA/Vice President

                                            ARCHIMEDES FUNDING III, LTD.

                                            By:      ING Capital Advisors, LLC,
                                                     as Collateral Manager




                                            By:      Wade T. Winter
                                                     ---------------------------
                                                     Name:   Wade T. Winter
                                                     Title:  CFA/Vice President

                                            THE ING CAPITAL SENIOR SECURED HIGH
                                            INCOME FUND HOLDINGS, LTD.

                                            By:      ING Capital Advisors, LLC,
                                                     as Investment Manager


                                            By:      Wade T. Winter
                                                     ---------------------------
                                                     Name:   Wade T. Winter
                                                     Title:  CFA/Vice President

                          NATIONAL WESTMINSTER BANK PLC

                                            By:      NatWest Capital Markets
                                                     Limited, its agent

                                            By:      Greenwich Capital Markets,
                                                     Inc., its agent



                                            By:      Harry Paschalidis
                                                     ---------------------------
                                                     Name:   Harry Paschalidis
                                                     Title:  Asst. Vice
                                                             President

                                            PINEHURST TRADING, INC.


                                            By:      Ann E. Morris
                                                     ---------------------------
                                                     Name:  Ann E. Morris
                                                     Title: Asst. Vice President

                                            FOOTHILL INCOME TRUST, L.P.



                                            By:      R. Michael Bohannon
                                                     ---------------------------
                                                     Name:  Michael Bohannon
                                                     Title: Managing Member

                                            FOOTHILL INCOME TRUST II, L.P.



                                            By:      R. Michael Bohannon
                                                     ---------------------------
                                                     Name:  Michael Bohannon
                                                     Title: Managing Member

                                            BLACK DIAMOND CLO 2000-1 LTD.


                                            By:      John H. Cullinane
                                                     ---------------------------
                                                     Name:   John H. Cullinane
                                                     Title:  Director

                                            AIMCO CDO SERIES 2000-A



                                            By:     Jerry D. Zinkula
                                                    ---------------------------
                                                    Name:   Jerry D. Zinkula
                                                    Title:  Authorized Signatory

                                            ALLSTATE LIFE INSURANCE COMPANY



                                            By:     Jerry D. Zinkula
                                                    ---------------------------
                                                    Name:   Jerry D. Zinkula
                                                    Title:  Authorized Signatory

                                            BLUE SQUARE FUNDING LIMITED SERIES 3


                                            By:      Stephen T. Hessler
                                                     ---------------------------
                                                     Name:   Stephen T. Hessler
                                                     Title:  Vice President

                                            GLENEAGLES TRADING LLC



                                            By:    Ann E. Morris
                                                   ---------------------------
                                                   Name:   Ann E. Morris
                                                   Title:  Asst. Vice President

                                            Intentionally Omitted.

                                            HIGHLAND LEGACY LIMITED

                                            BY:      HIGHLAND CAPITAL MANAGEMENT
                                                     L.P., as Collateral Manager



                                            By:      Todd Travers
                                                     ---------------------------
                                                     Name:   Todd Travers
                                                     Title:  Senior Portifolio
                                                             Manager

                                            PAM CAPITAL FUNDING LP

                                            BY:     HIGHLAND CAPITAL FUNDING
                                                    MANAGEMENT L.P.,
                                                    as Collateral Manager




                                            By:      Todd Travers
                                                     ---------------------------
                                                     Name:   Todd Travers
                                                     Title:  Senior Portifolio
                                                             Manager

                                            SRV-HIGHLAND  INC.


                                            By:    Ann E. Morris
                                                   ---------------------------
                                                   Name:   Ann E. Morris
                                                   Title:  Asst. Vice President

                                            TRANSAMERICA LIFE INSURANCE AND
                                            ANNUITY CO.



                                            By:      John Bailey
                                                     ---------------------------
                                                     Name:   John Bailey
                                                     Title:  Vice President

                                            FIRST UNION NATIONAL BANK



                                            By:    Charles B. Edmondson
                                                   ---------------------------
                                                   Name:   Charles B. Edmondson
                                                   Title:  Asst. Vice President

                                            LONG LANE MASTER TRUST IV



                                            By:      Renee Nadler
                                                     ---------------------------
                                                     Name:   Renee Nadler
                                                     Title:  Managing Director

                                            CANADIAN IMPERIAL BANK OF COMMERCE



                                            By:    Karen Volk
                                                   ---------------------------
                                                   Name:   Karen Volk
                                                   Title:  Authorized Signatory

                              Intentionally Omitted

                                            CREDIT SUISSE FIRST BOSTON



                                            By:      Donald E. Pollard
                                                     ---------------------------
                                                     Name:   Donald E. Pollard
                                                     Title:  Managing Director

                                            OPPENHEIMER SENIOR FLOATING
                                            RATE FUND



                                            By:      Scott Farrar
                                                     ---------------------------
                                                     Name:   Scott Farrar
                                                     Title:  Vice President

                                            AMMC CDO II, LIMITED

                                            By:      American Money Management
                                                     Corp.,
                                                     as collateral manager



                                            By:      David P. Meyer
                                                     ---------------------------
                                                     Name:   David P. Meyer
                                                     Title:  Vice President